UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2019

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas 77058
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $01 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders of Vertex Energy, Inc. (the “Company”, “we” and “us”) was held on June 20, 2019 (the “Meeting”). At the Meeting, an aggregate of 38,205,736 voting shares, or 74.5% of our 51,281,332 total outstanding voting shares (including shares of our common stock, Series A Convertible Preferred Stock, Series B Preferred Stock and Series B1 Preferred Stock, which vote together as a single class) as of April 26, 2019, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum (over 33 1/3% of our outstanding voting shares). The following proposals were voted on at the Meeting (as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on, and first sent to stockholders on, April 29, 2019, the “Proxy”), with the results of such voting as follows:

Proposal
		For	Against
1)

The election of six (6) Directors to the Company’s Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal:

	a) Benjamin P. Cowart	20,770,376	62,953
	b) Dan Borgen	17,557,104	3,276,225
	c) David Phillips	17,557,104	3,276,225
	d) Christopher Stratton	16,628,046	4,205,283
	e) Timothy Harvey	20,752,926	80,403
	f) James P. Gregory	20,702,366	130,963

		For	Against	Abstain
2)	To ratify the appointment of Ham, Langston & Brezina, L.L.P., as the Company’s independent auditors for the fiscal year ending December 31, 2019	38,127,558	78,178	1,001

		For	Against	Abstain
3)	To approve, by a non-binding vote, the compensation of the Company’s named executive officers	20,623,203	95,832	114,400

		1 Year	2 Years	3 Years	Abstain
4)	To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company’s named executive officers	6,742,594	1,641,467	9,906,541	128,584

As such, each of the six (6) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, Proposals 2 and 3 were separately approved and ratified by the affirmative vote of a majority of the votes cast on each proposal (notwithstanding the fact that Proposal 3 is non-binding), and “3 Years” received a majority of the votes cast on the recommended frequency of future advisory votes on named executive’s compensation. There were no broker non-votes cast at the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: June 26, 2019	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer